Exhibit 10.2

PROMISSORY NOTE

$ 700,000	July 21, 2006
San Francisco, California

FOR VALUE RECEIVED, INTERSEARCH GROUP, INC., a Florida corporation (the “Company”), hereby promises to pay to the order of CAPITAL SOUTH PARTNERS FUND I LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Investor”), at the offices of such Investor located at 1011 East Morehead Street, Suite 150, Charlotte, North Carolina 28204 (or at such other place or places as the Investor may designate), at the times and in the manner provided in the Investment Agreement, dated as of July 21, 2006 (as amended, modified, restated or supplemented from time to time, the “Investment Agreement”), among the Company and the Investors from time to time parties thereto, the principal sum of SEVEN HUNDRED THOUSAND DOLLARS ($ 700,000), under the terms and conditions of this promissory note (this “Note”) and the Investment Agreement. The defined terms in the Investment Agreement are used herein with the same meaning. The Company also promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time as provided in the Investment Agreement.

This Note is one of a series of Notes referred to in the Investment Agreement and is issued to evidence the payment obligations incurred by the Company to the Investor pursuant to the Investment Agreement. All of the terms, conditions and covenants of the Investment Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Investment Agreement and the other Investment Documents. Reference is made to the Investment Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note.

In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Company.

In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to the principal and interest, all reasonable costs of collection, including reasonable attorneys’ fees.

This Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of Florida (but excluding choice of law and conflict of law principles that would require the application of laws of any other jurisdiction). The Company hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Tampa, Hillsborough County, Florida, and the Investor shall not be limited to bringing an action in such courts.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized corporate officer as of the day and year first above written.

INTERSEARCH GROUP, INC.

By:
Name:	Daniel M. O’Donnell
Title:	President

[Signature Page to CapitalSouth I Promissory Note]

PROMISSORY NOTE

$ 2,800,000	July 21, 2006
San Francisco, California

FOR VALUE RECEIVED, INTERSEARCH GROUP, INC., a Florida corporation (the “Company”), hereby promises to pay to the order of CAPITAL SOUTH PARTNERS FUND II LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Investor”), at the offices of such Investor located at 1011 East Morehead Street, Suite 150, Charlotte, North Carolina 28204 (or at such other place or places as the Investor may designate), at the times and in the manner provided in the Investment Agreement, dated as of July 21, 2006 (as amended, modified, restated or supplemented from time to time, the “Investment Agreement”), among the Company and the Investors from time to time parties thereto, the principal sum of TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($ 2,800,000), under the terms and conditions of this promissory note (this “Note”) and the Investment Agreement. The defined terms in the Investment Agreement are used herein with the same meaning. The Company also promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time as provided in the Investment Agreement.

This Note is one of a series of Notes referred to in the Investment Agreement and is issued to evidence the payment obligations incurred by the Company to the Investor pursuant to the Investment Agreement. All of the terms, conditions and covenants of the Investment Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Investment Agreement and the other Investment Documents. Reference is made to the Investment Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note.

In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Company.

In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to the principal and interest, all reasonable costs of collection, including reasonable attorneys’ fees.

This Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of Florida (but excluding choice of law and conflict of law principles that would require the application of laws of any other jurisdiction). The Company hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Tampa, Hillsborough County, Florida, and the Investor shall not be limited to bringing an action in such courts.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized corporate officer as of the day and year first above written.

INTERSEARCH GROUP, INC.

By:
Name:	Daniel M. O’Donnell
Title:	President

[Signature Page to CapitalSouth II Promissory Note]

PROMISSORY NOTE

$ 3,500,000	July 21, 2006
San Francisco, California

FOR VALUE RECEIVED, INTERSEARCH GROUP, INC., a Florida corporation (the “Company”), hereby promises to pay to the order of HARBERT MEZZANINE PARTNERS II SBIC, LP, a Delaware limited partnership (the “Investor”), at the offices of such Investor located at One Riverchase Parkway South, Birmingham, Alabama 35244 (or at such other place or places as the Investor may designate), at the times and in the manner provided in the Investment Agreement, dated as of July 21, 2006 (as amended, modified, restated or supplemented from time to time, the “Investment Agreement”), among the Company and the Investors from time to time parties thereto, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($ 3,500,000), under the terms and conditions of this promissory note (this “Note”) and the Investment Agreement. The defined terms in the Investment Agreement are used herein with the same meaning. The Company also promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time as provided in the Investment Agreement.

This Note is one of a series of Notes referred to in the Investment Agreement and is issued to evidence the payment obligations incurred by the Company to the Investor pursuant to the Investment Agreement. All of the terms, conditions and covenants of the Investment Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Investment Agreement and the other Investment Documents. Reference is made to the Investment Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note.

In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Company.

In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to the principal and interest, all reasonable costs of collection, including reasonable attorneys’ fees.

This Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of Florida (but excluding choice of law and conflict of law principles that would require the application of laws of any other jurisdiction). The Company hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Tampa, Hillsborough County, Florida, and the Investor shall not be limited to bringing an action in such courts.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized corporate officer as of the day and year first above written.

INTERSEARCH GROUP, INC.

By:
Name:	Daniel M. O’Donnell
Title:	President

[Signature Page to Harbert Promissory Note]